May 10, 2017 Investor Presentation Exhibit 99.1

Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.   Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) a pending investigation by the Securities and Exchange Commission (SEC) may result in adverse findings, reputational damage, the imposition of sanctions and other negative consequences; (ii) management time and resources may be diverted to address the pending SEC investigation as well as any related litigation; (iii) the recent resignation of our former chief executive officer might cause a loss of confidence among certain customers who may withdraw their deposits or terminate their business relationships with us, notwithstanding the hiring of our new chief executive officer; (iv) our performance may be adversely affected by the management transition resulting from the recent resignation of our former chief executive officer, notwithstanding the hiring of our new chief executive officer; (v) risks that the Company’s acquisitions and dispositions, including the acquisitions of branches from Banco Popular, The Private Bank of California, and CS Financial, Inc., the disposition of the Banc Home Loans Division, and the acquisition and disposition of The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (vi) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities and loan portfolios; (viii) changes in general economic conditions, either nationally or in our market areas; (ix) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xvi) the network and computer systems on which we depend could fail or experience a security breach; (xvii) our ability to attract and retain key members of our senior management team; (xviii) costs and effects of litigation, including settlements and judgments; (xix) increased competitive pressures among financial services companies; (xx) changes in consumer spending, borrowing and saving habits; (xxi) adverse changes in the securities markets; (xxii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxiii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiv) inability of key third-party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

ENTREPRENEURIALISM SUPERIOR ANALYTICS OPERATIONAL EXCELLENCE WE ARE CALIFORNIA’S BANK. Empowering California Through Its Diverse Businesses, Entrepreneurs and Communities

We Are California’s Bank Mission-based Approach has Delivered Compelling Financial Results Commercial Banking Focus with Strong and Stable Asset Quality Key Highlights (1Q17) Assets $11.1 billion Net Income $17.2 million Deposits $8.6 billion ROAA 0.62% Loans $6.3 billion ROATCE 7.8% CET1 Ratio 9.37% NPA / Assets 0.18% # of Branches 371 Efficiency Ratio2 79% +30% Total Commercial Loan Balances4 As of March 31, 2017. 2 Adjusted efficiency ratio for 1Q17 including the pre-tax effect of investments in alternative energy partnerships 3 Source: SNL Financial, Data as of 5/4/2017. 4 Dollars in billions Market Valuation Ticker: NYSE: BANC Market Cap: $1.1 billion3

WE BELIEVE IN CALIFORNIA.

Large and Attractive Demographic Base

- **39.3 Million** CA population[1]
- **5.4% Population growth** 15% higher than national average[2]
- **$61,818 Household Income** 15% higher than national average[3]

Solid and Improving Employment Trends

- **5.0% CA Unemployment Rate** 2016 saw lowest rate since 2007[4]
- **14.1 Million CA Private Nonfarm Employment** >11% of total national employment[5]
- **3.6 Million** CA small businesses[6]

Robust and Growing Economy

- **6th Largest World Economy** $2.5 trillion GDP[8]
- **>13% of Total U.S. GDP** largest of any state[8]
- **3.8%** CA GDP growth in 2015[8]

Attractive Investment Opportunity

- Largest and most liquid residential and commercial real estate market in the country
- CA is a national leader in the technology, aerospace and life sciences industries as well as entertainment, tourism and agriculture
- CA firms have attracted venture capital funding in recent years that has equated or exceeded the amount received by firms in the other 49 states combined[9]
- CA banks have historically traded at a premium to national average given attractive market demographics

1 Census.gov (2017 est.); 2 Census.gov (April 1, 2010 to July 1, 2016); 3 Census.gov (2011-2015) in 2015 dollars; 4 BLS.gov (Feb. 2017); 5 ADP Employment Report (Mar. 2017); 6 SBA.gov; 7 IMF World Economic Outlook (April 2016); 8 BEA Global Insight; 9 PWC Money Tree Report (Feb 2017)

4

Rank Name Total Assets1 Focus 1 Wells Fargo & Company $ 1,951,564 National 2 First Republic Bank 76,504 National High Net Worth 3 SVB Financial Group 46,413 National Technology Sector Focused 4 East West Bancorp, Inc. 35,342 U.S./China Focused 5 PacWest Bancorp 21,927 National Specialty 6 Cathay General Bancorp 14,223 U.S./China Focused 7 Hope Bancorp, Inc. 13,465 Korean American Focused 8 Banc of California, Inc. 11,052 Exclusively California Focused 9 CVB Financial Corp. 8,559 California Focused 10 Opus Bank 7,983 West Coast Focused Mid-Sized Banks The Only Mid-Sized Bank Focused Exclusively on CA Five Other Mid-Sized Banks Have a National, Ethnic or Sector Focus Outside of California Source: SNL, data as of 3/31/2017, Dollars in millions

Migration Towards Commercial Banking Business Model

Commercial Bank Business Model the Center of Recent Actions

FY 2014 / 2015	FY 2016		FY 2017	
	1H	2H	1H	2H
Beginning of Commercial Growth Story	**Building Teams & Expanding Diverse Product Lines**	**Repositioning, De-risking & Optimizing BANC Balance Sheet**	**Refining Commercial Banking Model, Driving Efficiency & Improved Corporate Governance**	**Established as a Commercial Banking Franchise**
• Added Institutional Banking, SBA, Construction & Rehab Lending and Payments to existing Private, Commercial, Retail Banking, CRE & MF, Portfolio and Warehouse Lending businesses • **4Q14:** Completed acquisition of Popular Community Bank's CA operations; included \$1.1 billion in loans & deposits and 20 retail banking locations • Continued investment in diverse j-curve businesses progress BANC towards Commercial Banking franchise product set • Successfully attracted key employees and teams from leading commercial banks	• **1Q16:** Added new team members to support expansion of product lines and businesses • **1Q16:** \$0.8 billion Commercial Banking loan originations • **1Q16:** Expanded new products – Payment Solutions – FX/Swaps – Treasury Management Services – Asset-Based Lending – Securities-Backed Lines of Credit (SBLOCs) – Healthcare/ Muni / Nonprofit • **2Q16:** \$1.3 billion Commercial Banking loan originations	• **3Q16:** \$1.1 billion Commercial Banking loan originations • **4Q16:** \$1.0 billion Commercial Banking loan originations • **4Q16:** Sale of Commercial Equipment Finance business resulting in sale of \$243 million lease loans • **4Q16:** Sold \$604 million seasoned SFR loan pools • **4Q16:** Sold \$18 million of nonperforming loans	• **1Q17:** Completed sale of BANC mortgage lending unit Banc Home Loans (BHL); transferred 876 mortgage related employees to buyer • **1Q17:** Concurrent sale of \$38 million MSRs, with underlying loans totaling \$3.9 billion in UPB • **1H17:** Significant expense actions including reduction of 200+ employees bank-wide and real estate & other savings • **1H17:** Enhanced corporate governance through addition of new board members and other governance initiatives	• Ongoing commitment to the strategic transformation of our business • Building core, recurring spread-based revenue streams • Continuing to hire commercial focused relationship managers to build on the existing businesses • Emphasis on growing core, relationship-based deposits • Loan and securities mix leads to increased net interest margin • Ongoing efficiency improvement initiatives centered around expense management

6

Dollars in millions Other includes HELOC and other Consumer Loans C&I includes SBA and Leases Loans Held for Investment1 $2,397 C&I3 Other2 Residential CRE & Multi-Family $3,934 $5,463 $6,105 Residential Concentration 48% 30% 42% 32% C&I Concentration 16% 16% 23% 27% Franchise Evolving Toward Commercial Banking Activities Loan Growth is Increasingly Commercial Banking Focused

FY16 1Q17 Net Interest Income Gain on Sale of Loans All Other Income Net Interest Income2 CAGR +34% Q1 Change -58% Assets / FTE4 1 FY16 Includes BHL revenue and 1Q17 Continuing operations are post sale of BHL and headcount reductions 2 Consolidated operations, Dollars in millions 3 Includes phase 1 and 2 WARN reductions 4 Average Assets, Dollars in millions FTE Reduction Revenue Composition1 3 Transforming BANC’s Revenue and Earnings Profile Growing Core, Recurring, Spread-Based Revenue with Targeted Efficiency Program Drives Profitability

BANC businesses approaching maturation of platform BANC Business Units Ranked Across J-Curve J-Curve Businesses Qualitatively Trending Towards Increased Maturation CRE & Multi Family Lending Commercial Banking Private Banking Construction & Rehab Lending SBA Lending Warehouse Lending Retail Banking Institutional Banking Payment Solutions Healthcare, Municipal & Nonprofit Portfolio Lending Market Opportunity Spread Across Business Units Investment in Diverse Businesses Supports Vision of Being California’s Bank Investment required for businesses to reach inflection towards growth

Breadth of Product and Services Asset-Backed Lines of Credit Security-Backed Lines of Credit EB-5 Escrow Deposits 1031 Exchange Deposits Bridge Loans Merchant Processing Debit and Corporate Cards Mobile Banking Advisor Acquisition Financing Segregated Commodity & Reg. c3-3 Lock Box Services Checking, Savings, MMA, CDs, Retirement, Zero Balance Accounts Master Demand Accounts Cash and Treasury Management Foreign Exchange Interest Rate Swaps Remote and Mobile Deposit Capture Automatic Clearing House (ACH) Wire Transfer Direct Deposit Automated Bill Payment Over 100 Commercial Business Unit FTEs Added to Support Business Unit Growth Initiatives Commercial Business Unit FTE1 Business Banking Institutional Banking CRE and Multifamily Private Banking & Entertainment Construction & Rehab Lending Warehouse Lending Jumbo Portfolio Lending Healthcare, Municipal, Nonprofit SBA 7(a) / SBA 504 Trust Services Card Payment Services Assembled a Broad Product Set Rivaling Larger Peers Dedicated Product Sets and Resources to Serve California's Entrepreneurs and Businesses Excludes Retail and Mortgage Banking and Commercial Equipment

Dollars in millions, Consolidated Decrease due to lowered average balance attributable to sale of seasoned SFR loan pools in 4Q16 Decrease related to the sale of the Commercial Equipment Finance division and its lease portfolio Q4 Sales of Commercial Equipment Business and SFR Loan Pools Improved Overall Risk Profile Interest Income1 Q1 average earning assets down $414 million QoQ mostly due to strategic de-risking of balance sheet in Q4 Seasoned SFR loan pool average balances down $415 million due to sales including $476 million of PCI pools and $128 million HTM pools of ending balances in 4Q16, resulted in $4.1 million decline in interest income Leases average balance down $94 million resulting in $1.2 million decline in interest income Expected Q2 – Q4 loan growth to drive interest income up throughout the year Strengthening Interest Income Throughout 2017 Loan Production Yields Above Portfolio Yields in Q1 $102.1 Strengthening Interest Income Post Balance Sheet Reposition First Quarter Loan Growth and NIM Expansion Replaced Revenue from Loan Sales in Q4

Data visualization is intended to show trend only and is not to scale, dollars in millions Net interest income from consolidated operations Net Interest Income1 Loan Growth Increased focus on originating high-quality, higher margin HFI commercial loans Adjusted compensation structure to better align with loan production and quality goals Expanded Net Interest Margin Increased focus on growing core, relationship-based deposits, coupled with reduction of wholesale funding New loan production at higher yields should support margin expansion Loan and Securities Mix Plan targets an asset mix shift to loans vs. securities over time Securities portfolio over time to contract as commercial loans grow. Remix from lower yielding securities to higher yielding loans should improve net interest margin 2 Commercial Banking Strategy Expected to Drive NII Growth Strong Commercial Loan Production Supports Positive Outlook for Net Interest Income

FY16 FY16 Ex-BHL1 1Q172 Net Interest Income Gain on Sale of Loans All Other Income Banc Home Loans Sale Decreases Volatile Gain on Sale Revenues Evolution Toward Recurring Spread-Based Revenue Sale of Banc Home Loans Increases Concentration of Recurring Spread-Based Revenue FY16 results excluding Banc Home Loans revenue 1Q17 revenue from continuing operations

+30% Dollars in millions Dollars in billions Spread-Based Earnings Driven by Increased Commercial Loan Balances Loans Held for Investment1 Total Commercial Loan Balances2 Loan Growth Driven by Commercial Lending Activities Held for Investment Loan Mix Continues Trend Toward Increasing High Quality Revenue Streams

2017 Noninterest Expense1 ($ in millions) Continuing Operations (reported) Q1 non-recurring adjustments Q1 Operating Expense for Continuing Operations Salaries and employee benefits $ 32.4 $ 5.1 $ 37.5 Occupancy and equipment 10.7 10.7 Professional fees 15.1 (7.5) 7.6 Data processing 2.2 2.2 Amortization of intangible assets 1.1 1.1 Restructuring expense 5.3 (5.3) --- All other expense 14.4 (3.4) 11.1 Total Noninterest Expense (ex-loss on investments in alternative energy partnerships) $ 81.2 $ (11.1) $ 70.1 Loss on investments in alternative energy partnerships2 8.7 Total Noninterest Expense (reported) $ 89.9 Data visualization is intended to show trend only and is not to scale; $ in millions Loss on investments in alternative energy partnerships create tax credits to offset expense incurred Consolidated operations Adjusted Efficiency Ratio2 -27% Continued Efficiency Actions Executed to Drive Expenses Lower Expense Initiatives Support Efficiency Ratio Target First Quarter Continuing Operations Included $11.1 Million of Non-Recurring Items

Reduce Efficiency Ratio Expect to realize $30 million annualized savings through reduction in force efforts on compensation and benefits via FTE reduction. This is included in the $170 million expense run-rate reduction Achieve Adjusted Efficiency Ratio of sub-60%1 by YE 2017 Organizational Consolidation Reduction in Headcount Department Consolidation Role Elimination Implement right-sizing and restructuring plan Merging of Analytical Groups: Business Intelligence, Business Transformation and Operational Excellence Real Estate Savings Intend to exit duplicative executive office space Planning consolidation of offices and reduction of rent costs Expect to lease out office spaces for additional income Technology / Outsourcing Selective outsourcing Savings on Encompass LOS Licensing, Microsoft Software Licensing and Circuit Costs Other Savings Opportunities Contracts and Sponsorships Elimination of Company Auto Program Reduction in other Professional Services Reduction in Contract Labor spend Demonstrating Expense Management & Optimization Disciplined Cost Management & Organization Consolidation Results in Significant Expense Savings Adjusted efficiency ratio includes the pre-tax effect of investments in alternative energy partnerships

NPAs/Equity Nonperforming Assets1 ALLL and NPL Coverage Total Delinquent Loans/Total Loans -61% -59% BANC Maintains a Strong and Stable Asset Quality Disciplined Credit Culture Continues to Drive Strong Asset Quality Dollars in millions

NPAs/Assets2 Peer group figures contain the most recently available public data as of 5/1/17; PACW and WAFD show metrics from 12/31/2016 ; HOPE shows metrics from 9/30/2016 Source: SNL; Non-performing assets excludes restructured loans Nonperforming Assets Ratio Remains Near Top of Peer Group Continued Focus on Maintaining Strong Asset Quality Relative to Peers1

Common Equity Tier 1 Ratio (CET1) Tier 1 Risk-Based Capital Ratio No Capital Raise Required to Execute on Strategic Plan for 2017 Basel III Minimum 7% Basel III Minimum 8.5% Solid Capital Ratios Exceeding Basel III Guidelines Tier 1 Risk-Based Capital Ratio Supported by $269 Million of Preferred Equity

Board Has Significantly Enhanced Corporate Governance Review of Actions Completed to Date Since January 2017 CEO Resigned as of January 23, 2017 Separated role of Non-Executive Chairman and CEO Elected new Independent Chairman; Eliminated Lead Independent and Vice Chair Roles Eliminated Executive Committee of the Board Separated Compensation and Nominating / Governance Committees Into Two Committees Positioned New Committee Members on Both Compensation and Governance Committees Former Lead Independent and Vice Chair Retired from Board Added 4 New Outside Directors to Board: Added Richard Lashley (PL Capital) to Board, and added Kirk Wycoff (Patriot) to Board. Both are significant shareholders Appointed Mary Curran and Bonnie Hill to Board, effective upon annual stockholder meeting on June 9 Reduced Director Compensation Revised Stock Ownership Guidelines to Increase from 3x to 5x for Director Stock Holdings as Multiple of Cash Base Retainer Adopted Revised Bylaws to Lower Threshold for Calling Special Meeting of the Board Approved New Policy to Tighten Controls on Outside Business Activities Approved New Policy to Add Rigor to Review and Approval of Related Party Transactions Further Actions to Strengthen the Company’s Corporate Governance are Under Consideration, Including: Review of All Executive Compensation and Benefit Programs Doug Bowers appointed as President and CEO, effective May 8, 2017

Why Invest in Banc of California Mission-based Approach has Delivered Compelling Financial Results Recent Actions Enhance Focus on Core Commercial Banking Businesses Well-Positioned in Attractive California Markets Significant Improvements Made to Corporate Governance Full Service Commercial Bank with Product Set that Rivals Larger Regional Banks (Commercial Banking, Institutional Banking, Private Banking, Residential Portfolio Jumbo, Warehouse, and Construction & Rehab Lending) Focused on Core, Relationship-based, Deposit Growth Only Mid-Sized Bank Focused Exclusively on the 6th Largest World Economy Strategic Focus on Improving Asset Quality has Driven NPAs/Assets to .18%, Which is Among Best in Class Relative to Peers New CEO Brings a Fresh Perspective with Strong Support from a Focused Board to Execute on Strategic Initiatives Strong Credit Quality

Outlook for Remainder of 2017 Revenue Growth, Coupled with Efficiency Initiatives, Expected to Drive Strong Returns Increasing spread-based revenues, driven by net interest income Held for investment (HFI) loan growth of 15%+ for full-year 2017 Targeting residential loans <35% of total loans Securities portfolio expected to decline year-over-year as balance sheet remixes into commercial loans Growing core, relationship-based deposit balances throughout the year, while reducing brokered deposits Substantial cost saving and expense management program to drive adjusted efficiency ratio1 to <60% by Q4 2017 No capital raises required in 2017 to execute on strategic plan Metric 4Q17 Run-Rate Targets ROAA > 0.90% Efficiency Ratio1 <60% Total Assets ~$12 billion Adjusted efficiency ratio includes the pre-tax effect of investments in alternative energy partnerships

VISION We Are California’s Bank.

MISSION Empowering California through its Diverse Businesses, Entrepreneurs and Communities

WE BELIEVE We Believe In Empowering Dreams. We Believe In Strong Partnerships. We Believe In California.

Return on average tangible common equity and efficiency ratio as adjusted to include the pre-tax effect of investments in alternative energy partnerships constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company's performance. Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders’ equity. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution. Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pretax return, which includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Non-GAAP Financial Measures

(in thousands) 1Q17 2016 2015 2014 2013 Noninterest expense $ 124,615 $ 442,676 $ 332,201 $ 263,472 $ 178,101 Loss on investments in alternative energy partnerships, net (8,682) (31,510) - - - Adjusted noninterest expense $ 115,933 $ 411,166 $ 332,201 $ 263,472 $ 178,101 Net interest income $ 83,747 $ 325,473 $ 223,717 $ 155,277 $ 97,229 Noninterest income 59,704 271,880 220,219 145,637 96,743 Total revenue 143,451 597,353 443,936 300,914 193,972 Tax credit from investments in alternative energy partnerships 8,829 33,405 - - - Deferred tax expense on investments in alternative energy partnerships (1,545) (5,846) - - - Tax effect on tax credit and deferred tax expense (1) 5,140 19,080 - - - Loss on investments in alternative energy partnerships, net (8,862) (31,510) - - - Total pre-tax adjustments for investments in alternative energy partnerships 3,742 15,129 - - - Total adjusted revenue $ 147,193 $ 612,482 $ 443,936 $ 300,914 $ 193,972 Efficiency ratio 86.87% 74.11% 74.83% 87.56% 91.82% Adjusted efficiency ratio for excluding the effect of investments in alternative energy partnerships 78.76% 67.13% 74.83% 87.56% 91.82% Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense 41.37% 40.91% Non-GAAP Reconciliation Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships

(in thousands) 1Q17 2016 2015 2014 2013 Average total stockholders' equity $ 1,001,784 $ 906,831 $ 612,393 $ 413,454 $ 264,818 Less average preferred stock (269,071) (267,054) (161,288) (79,877) (56,284) Less average goodwill (39,221) (39,244) (33,541) (32,326) (15,872) Less average other intangible assets (13,190) (16,654) (22,222) (11,739) (9,580) Average tangible common equity $ 680,302 $ 583,879 $ 395,342 $ 289,512 $ 183,082 Net income $ 17,201 $ 115,416 $ 62,072 $ 30,205 $ (84) Less preferred stock dividends (5,113) (19,914) (9,823) (3,640) (2,185) Add amortization of intangible assets 1,090 4,851 5,836 4,079 2,651 Add impairment on intangible assets 336 690 258 48 1,061 Less tax effect on amortization and impairment of intangible assets(1) (499) (1,939) (2,133) (1,445) (1,299) Net income available to common stockholders $ 13,015 $ 99,104 $ 56,210 $ 29,247 $ 144 Return on average equity 6.96% 12.73% 10.14% 7.31% -0.03% Return on average tangible common equity 7.76% 16.97% 14.22% 10.10% 0.08% Non-GAAP Reconciliation Return on average tangible common equity Utilizes a 35% effective tax rate